Investor Overview
INX Inc.
Nasdaq: INXI
www.INXI.com
Jim Long, Chairman & CEO
March 17, 2009

GAAP Reconciliation and
 Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995, including future operating results expectations.
Statements associated with words such as “anticipate,” “believe,” “expect,” “hope,” “outlook,”
“should,” “target,” “will” or other similar words are forward-looking statements. These projections and other forward-looking statements are only projections. Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing. Numerous of these factors are set forth in our most recently filed Form 10-K for 2008, which we urge you to read.
All financial results shown are for continuing operations unless otherwise noted
During this presentation references to financial measures of INX will include references to non
-GAAP financial measures. INX provides a reconciliation between GAAP and non-GAAP financial information within this presentation and on its website at www.INXI.com under the
“Investors” tab, which may be accessed directly at www.INXI.com/non-gaap-recon.
GAAP Reconciliation
Safe Harbor Statement

Overview of INX Inc.
  We plan, design, install and support
 technology infrastructure solutions for
 enterprise organizations
  Infrastructure solutions consist of network,
 unified communications and data center
 infrastructure solutions
  We derive revenue by selling technology
 products in conjunction with providing
 professional and managed support services
  NASDAQ GM: INXI
  Shares Outstanding: ~8.7MM
  Float: ~6.7MM
  90-day avg. volume: ~15,000
  Employees: 433
  5-year CAGR of revenue: 42%
  2008 revenue: +25% to $259MM
  Market cap: ~$25 million
  Enterprise value: ~$14 million
  Headquarters: Houston, Texas
 (corporate administration) and
 Dallas, Texas (operations)

Schlumberger

HALLIBURTON

SAMSUNG

FOUR SEASONS
Hotels and Resorts

Reliant Energy

Neiman Marcus

GENERAL DYNAMICS
Strength On Your Side

IBM

DEPARTMENT OF THE ARMY · UNITED STATES OF AMERICA · 1775

DEPARTMENT OF JUSTICE

ARMY NATIONAL GUARD

U.S. DEPARTMENT OF HOMELAND SECURITY

CITY OF HOUSTON · TEXAS

THE UNIVERSITY of TEXAS

HOUSTON INDEPENDENT SCHOOL DISTRICT

INX

  We serve U.S. “enterprise”
 organizations - corporate, state and
 local government, federal
 government, and education - with 200
 to 50,000 employees
  As we have become more of a
 “national” scope organization, we
 have been able to win larger
 customers and transactions
  As we continue to grow our national
 presence we believe our ability to win
 larger-sized customers will continue
 to be enhanced
Customers Are Enterprise Organizations

Austin

- 5 markets 3+ years ago
- 7 new markets added in '05 & '06
- 1st New England / Boston added 8/31/07
- Sacramento location on 6/9/08
- Second New England / Boston + Glastonbury CT added 11/14/08

Geographic Expansion -
 3X Growth Since Mid-2005
Houston
San Antonio
Dallas
El Paso
Albuquerque
Los Angeles
Eugene
Portland
Seattle
Washington
 (Federal)
Boston
(2)
Boise
Sacramento

Competition: National Presence +
 Focus & Expertise Are Competitive Advantages
High focus
& expertise
Low focus
& expertise
Low geographic
presence
High geographic
presence
INX’s increasingly
national presence,
combined with a high
level of focus and
expertise, is a
competitive advantage
with large, national-
presence customers
Small, focused,
regional solutions
providers
Large IT solutions
providers and
telecom carriers
Small, generalist
VARs & IT solutions
providers
In addition, INX’s
balance sheet strength
is increasingly
becoming a
competitive advantage
in the current tight
credit environment

Managed Services
Professional Services
Products
Selling network, unified
communications and data
center technology products
Assessment and design
consulting and
implementation services,
billed hourly or by project
15%-19% target gross margin
30%-35% target gross margin
17% of total revenue
Monitoring and management
of the customer’s network
and data center devices
40%-50%+ target gross margin
3% of total revenue
80% of total revenue
Growth:
➢  2007: 33%
➢  2008: 18%
No working capital required
Modest working capital
required
Modest working capital +
substantial investment capital
was required to start up
Major Revenue Sources
Growth:
➢  2007: 29%
➢  2008: 71%
Growth:
➢  2007: 70%
➢  2008: 44%

Voice / Video
Wireless Access
Storage
Collaboration
Security
Demand For Focused Solutions Provider Services
Routing & Switching
Enterprise organizations are realizing
that the IP network is rapidly becoming
the platform for all forms of
communications, while at the same time
the network is becoming more complex.
INX is benefiting from this trend.
Virtualization
The Network Is Becoming
 The Platform For All Enterprise Communications

Customer Billings				% Incr.
	2007		2008		
Network Infrastructure	$ 176.5	80.8%	$ 201.4	75.8%	14%
Unified Communications	$ 33.3	15.2%	$ 43.0	16.2%	29%
Data Center	$ 8.6	4.0%	$ 21.4	8.0%	147%
Totals	$ 218.4	100.0%	$ 265.8	100.0%	22%

INX

3 Key Areas Of Enterprise Technology
(dollars in millions)
  INX started operations in 2000 as a network infrastructure and IP Telephony solutions provider, but has broadened its offerings over the past two years
  Today our solutions offerings are in three broad categories of technology infrastructure
  Data center offerings are a newer, more rapidly growing category

Approx. Worldwide Market ($ billions)		Approx. INX 2008 Billings ($ millions)		Approx. INX 2008 % Of Market
Network Infrastructure:					
Routing and switching........	$	55	$	171	0.31%
Wireless networking...........		3		13	0.43%
Network security...............		8		17	0.21%
Totals..........................	$	66	$	201	**0.30%**
Unified Communications:					
IP voice systems...............	$	9	$	43	0.48%
Video (Telepresence).........		<1		<1	0.00%
Totals..........................	$	10	$	44	**0.44%**
Data Center:					
Network storage................	$	45	$	16	0.04%
Virtualization software.........		2		3	0.15%
Servers (total market).........		50		2	0.00%
Totals..........................	$	97	$	21	**0.02%**
Total market	$	173	$	266	0.15%

Capacity To Grow Newer Practice Areas
Market size source: IDC; VMware, based on end-user product
revenues only, excluding services; INX billings is products only
 Because data center
 solutions is a more recent
 addition to INX’s offerings,
 there is better growth
 potential within INX’s
 existing customers and
 geographic markets
The total market is large
relative to INX’s
participation in the market
Plenty of room to grow if
we can gain market share

The Server Market Represents A Major Opportunity
  INX entered the server virtualization market in 2008.
  We have been awaiting Cisco’s release of a server product to “officially” enter the server market.
  The server worldwide market for servers, according to IDC, is $50 billion
Cisco to unveil data center strategy next Monday (March 16th)
 Reuters - Monday, Mar 9, 2009 2:58pm EDT - Cisco Systems Inc said it will unveil next week a new strategy to help customers build more efficient data centers, amid expectations for the network equipment maker to announce it will start selling servers….Media reports have said that Cisco plans to sell computer servers equipped with virtualization software by VMWare Inc, a move that could position Cisco into more competition with Hewlett-Packard
 Co and IBM…..Analysts have long speculated a new server product aimed at data centers, which Cisco has identified as a key growth area due to the explosion of consumer-generated content and a shift to Web-based software in business operations….

12/31/2008	9/30/2008 (unaudited)	12/31/2007
ASSETS:			
Cash and cash equivalents	$ 10,937	$ 15,806	$ 9,340
Accounts receivable, net	52,866	51,077	45,128
Inventory	2,406	1,872	1,439
Deferred income taxes	-	2,100	2,100
Other current assets	1,275	1,101	2,062
PP&E, net	5,207	5,593	4,421
Goodwill and other intangible assets, net	14,603	25,584	19,751
Total assets	$ 87,294	$ 103,133	$ 84,241
LIABILITIES & STOCKHOLDERS' EQUITY:			
Short term debt	$ 168	$ 36	$ 6,200
Accounts payable	45,172	42,719	37,233
Accrued expenses	6,873	8,409	5,363
Deferred income taxes	-	1,565	1,565
Other liabilities	1,485	1,311	1,853
Total liabilities	53,698	54,040	52,214
Stockholders' equity	33,596	49,093	32,027
Total liabilities and stockholders' equity	$ 87,294	$ 103,133	$ 84,241

INX

Balance Sheet Data
(dollars in thousands)

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Jan 08
Mar 08
May 08
Jul 08
Sep 08
Nov 08
Jan 09

Industry Sector	AR Balance	% of Total AR	% > 60 days	% > 90 days
Government	$ 9.2	26.0%	6.0%	1.0%
Healthcare	3.5	10.0%	7.0%	1.0%
Education	3.4	9.0%	25.0%	5.0%
Energy	1.9	5.0%	16.0%	1.0%

($ in millions)

Accounts Receivable
% of Total A/R Aged Over 60 Days At Month End Through Feb 2009
Primary Industry Sector A/R Aged Over 60 Days
Accounts receivables makes up the majority of non-cash tangible assets

Credit Availability and Liquidity
  We have maintained a strong balance sheet, with $1.26 / share in cash and no funded debt under our credit facilities
  Increased operating credit facility from $50 million to $60 million in May 2008
  Common stock equity raise in June 2008 - paid down all funded debt
  $60 million operating credit facility with average usage of $35 to $40 million
  $10 million acquisitions credit facility available with zero balance

Most Recently Reported Quarter	Revenue Guidance For Current Quarter
Cisco	-18% (U.S. enterprise "orders")	"minus 15% to minus 20%"
Ingram Micro	-13% (Worldwide revenue)	"decline in the low-to-mid twenties'
Tech Data	-14.1% (Americas revenue)	"down by as much as 20%"
INX	+12% (total revenue)	"plus 1% to minus 9%"

INX

Current Market Conditions - Some Benchmarks
 Cisco and the two largest wholesale distributors of technology products provide evidence of recent market weakness and a benchmark for INX performance:

32
30
28
26
24
22
20
18
16
14
12
10
8
6
4
2
0
Jan '06
Mar '06
May '06
Jul '06
Sep '06
Nov '06
Jan '07
Mar '07
May '07
Jul '07
Sep '07
Nov '07
Jan '08
Mar '08
May '08
Jul '08
Sep '08
Nov '08
Jan '09
Organic
Acquired In Past 12 Months

INX

Monthly Product Order/Contract Bookings
We anticipated an industry-wide slowdown in the early Fall of
2007 and planned accordingly. A strong rebound in customer
demand starting in April 2008, along with other factors, caused us to conclude that the economic slowdown would be short and shallow; a second phase of weakened customer demand in the
late Summer / early Fall of 2008 caused us realize the need to position the company for a protracted, deeper recession.

Unusual Items In 4th Quarter Results
  $13.1 million non-cash impairment charge:
 ➢ Result of INX’s annual impairment analysis of goodwill and intangible assets in accordance with GAAP
 ➢ The impairment was in part the result of the decline in the Company’s stock price during the fourth quarter and in part due to decreased current and expected near-
 term future cash flows from acquired operations due to the recession
 ➢ This non-cash charge has no impact on the Company’s existing cash balances, working capital, debt balances, credit line availability or normal business operations
  $466,000 bad debt expense primarily related to events at two customers
  $311,000 charge for severance expense related to December staff reductions
  $140,000 charge for settlement of the company’s only meaningful lawsuit
We recorded a number of unusual items in 4Q-2009 totaling $14.0 million
$917,000

Quarter Ended December 31,		Year Ended December 31,	
	2008	2007	2008	2007
GAAP net (loss) income	(15,188)	1,311	(12,638)	3,735
Equity-based compensation expense from continuing operations	500	223	1,655	743
Non-cash income tax expense (benefit) from continuing operations	173	(402)	1,763	(402)
Non-cash impairment charge	13,071	—	13,071	—
Discontinued operations	(14)	14	(37)	(83)
Non-GAAP net (loss) income	(1,458)	1,146	3,814	3,993
Non-GAAP net (loss) income / diluted share	(0.17)	0.14	0.47	0.50
Shares used in computing non-GAAP net (loss) income per diluted share	8,655,761	8,408,437	8,133,165	8,027,286

INX

Non-GAAP Earnings Reconciliation
 A large non-cash impairment charge in 4Q-2008 makes financial performance comparisons to prior period results difficult
 Note: $814,000 of depreciation and amortization are not excluded from non-GAAP net income in INX’s non-GAAP reconciliation

($ in thousands except EPS)	4Q'08		Growth	4Q'07	
Revenue:					
Products	$ 51,628	81.2%	6.2%	$ 48,621	85.9%
Services	11,953	18.8%	49.8%	7,978	14.1%
Total revenue	63,581	100%	12.3%	56,599	100%
Gross profit:					
Products	8,841	17.1%		8,753	18.0%
Services	3,091	25.9%		2,789	35.0%
Total gross profit	11,932	18.8%		11,542	20.4%
SG&A expenses (1)	27,005	42.5%		10,395	18.4%
Operating income	(15,073)	-23.7%		1,147	2.0%
Interest (expense) and other income	49	0.2%		(79)	0.0%
Pre-tax net income from continuing ops	(15,024)	-23.6%		1,068	1.9%
Income tax (benefit) expense	178	0.3%		(257)	-0.5%
Net income from continuing operations	(15,202)	-23.9%		1,325	2.3%
Discontinued operations	14	0.0%		(14)	0.0%
Net income	(15,188)	-23.9%		1,311	2.3%
Diluted EPS	$ (1.75)			$ 0.16	
Shares used to compute diluted EPS	8,655,761			8,408,437	
Non-GAAP net income	$ (1,458)			$ 1,146	
Non-GAAP diluted EPS	$ (0.17)			$ 0.14	

(1) Includes $13.1 million impairment charge in 4Q08

INX

Fourth Quarter Results

($ in thousands except EPS)	FY 2008		Growth	FY 2007	
Revenue:					
Products	$ 213,125	82.2%	18.2%	$ 180,311	86.7%
Services	46,032	17.8%	66.4%	27,656	13.3%
Total revenue	259,157	100%	24.6%	207,967	100%
Gross profit:					
Products	37,881	17.8%		31,747	17.6%
Services	13,276	28.8%		7,900	28.6%
Total gross profit	51,157	19.7%		39,647	19.1%
SG&A expenses (1)	61,805	23.8%		36,152	17.4%
Operating income	(10,648)	-4.1%		3,495	1.6%
Interest (expense) and other income	(16)	0.0%		(79)	0.0%
Pre-tax net income from continuing ops	(10,664)	-4.1%		3,416	1.6%
Income tax (benefit) expense	2,011	0.8%		(236)	-0.1%
Net income from continuing operations	(12,675)	-4.9%		3,652	1.8%
Discontinued operations	37	0.0%		83	0.0%
Net income	(12,638)	-4.9%		3,735	1.8%
Diluted EPS	$ (1.55)			$ 0.47	
Shares used to compute diluted EPS	8,133,165			8,027,286	
Non-GAAP net income	$ 3,814			$ 3,993	
Non-GAAP diluted EPS	$ 0.47			$ 0.50	

(1) Includes $13.1 million impairment charge in FY08

INX

Year End 2008 Results

9 Months Ended	
	9/30/2004	9/30/2008
Diluted shares at end of quarter	5,547,912	9,338,353
YTD revenue / diluted share	10.59	20.94
YTD operating income / diluted share	0.14	0.47
Stockholders' equity / diluted share	2.67	5.26
Debt / diluted share	1.15	-
Cash, net of debt, / diluted share	(0.35)	1.69

Long-Term Progress On Improved Shareholder Value
We made substantial progress building fundamental shareholder value over the past four years through the end of the 3rd quarter of 2009 prior to 4Q-2009 weakness.
Improving fundamental financial performance during the current recessionary environment will be more challenging, but we are executing a plan that we believe will result in market share gains and relative growth. Key strategies for growth in a weak economic environment include introducing newer practice areas such as data center offerings to new and existing customers and gaining market share against some smaller competitors that are impacted by the tight credit markets.

There Are Reasons To Be Optimistic About INX’s Long-Term Prospects
 In Spite Of The Current Recession
  INX is focused on delivering some of the best areas of technology, from a growth perspective
  Network security issues will continue unabated, irrespective of economic conditions, and spending is often mandated by various requirements such as HIPPA or PCI compliance
  Unified communications is still in a state of relative infancy; the majority of enterprise phone systems are still antiquated TDM PBX technology; many organizations can experience a tangible
 ROI from deploying UC
  Web 2.0 collaboration applications are moving into the enterprise environment, enhancing productivity
  TelePresence video communications solutions help save money by reducing travel
  Growth in network storage capacity, which occurs irrespective of economic conditions, will continue to drive demand for storage upgrades; the evolution of storage technology is toward the IP network which is INX’s strength
  Data center virtualization has one of the most compelling ROI metrics of any area of enterprise IT, and delaying the deployment of virtualization because of an economic downturn is less likely
  Virtualization of servers within the datacenter often requires an upgrade of the network infrastructure within the datacenter and Cisco is leading the market in terms of product offerings for data center networking
  Cisco’s introduction of Unified Computing System and server offerings that will integrate with the
 Cisco Nexus data switch products and utilize virtualization is a large opportunity

How We Are Addressing The Current Economic Recession
  We are operating the company with an expectation that customer demand will remain soft for at least the first half of 2009, and more likely through 2009 or even longer
  Faced with an inability to forecast when economic activity and customer demand will improve, we are trying to remain “nimble and diligent”, in order to take advantage of market conditions
  Aggressively controlling costs other than direct costs of generating revenue during this period of downturn in demand - we have already made substantial cost reductions in December
  We are mindful that whatever issues INX is facing due to these difficult market conditions, some of our competitors that have leveraged balance sheets are facing even more significant issues
  Executing a plan to continue to gain market share during the continuing period of soft demand:
 ➢ Focusing on aggressive marketing of newer practice areas (virtualization, network storage, network security, virtual disaster recovery hosting, UC application integration, and in the future,
 Cisco servers), which can provide additional revenue opportunities from new and existing customers
 ➢ Hiring high quality sales talent at a time when they will be more generally available; this will increase costs at a time when decreased customer demand depresses revenue per customer and revenue per employee; will help INX gain market share and help improve operating profit several quarters in the future even if demand remains soft
 ➢ Pursuing acquisitions that have a high likelihood of being almost immediately accretive - some potential acquisition candidates are having issues due to credit constraints

2007		2008		% Incr.
Healthcare	$ 31,249	12.3%	$ 42,265	13.5%	35%
Education	35,378	14.0%	36,503	11.7%	3%
Government - Federal	25,253	10.0%	28,097	9.0%	11%
Government - Local	21,942	8.7%	26,867	8.6%	22%
Services	8,169	3.2%	26,792	8.6%	228%
Financial	16,526	6.5%	26,683	8.5%	61%
Government - State	17,522	6.9%	24,305	7.8%	39%
Energy	11,380	4.5%	15,716	5.0%	38%
Technology	14,692	5.8%	15,245	4.9%	4%
Retail	3,803	1.5%	11,801	3.8%	210%
Leasing (to other customer)	13,041	5.1%	9,457	3.0%	-27%
Manufacturer	3,682	1.5%	6,370	2.0%	73%
Industrial	7,455	2.9%	6,100	2.0%	-18%
Utility	4,598	1.8%	5,234	1.7%	14%
Indian Nation	7,218	2.8%	4,768	1.5%	-34%
Internet	3,693	1.5%	3,957	1.3%	7%
Numerous smaller groups	27,702	10.9%	22,151	7.1%	-20%
Totals	$ 253,303	100.0%	$ 312,310	100.0%	23%

INX

Customer Categories and Mix -
 We Have Concentration In Relatively Positive Sectors
(Dollars in thousands; based on customer total billings )
51%
of
2008

Engineers	35	128	266%	190	48%
Sales	26	108	315%	131	21%
Branch office admin	8	33	313%	35	6%
Corporate ops	12	29	142%	42	45%
Corporate admin	16	30	88%	31	3%
Totals	97	328	238%	429	31%

Staffing Trends
 - Key To Both Growth and Improving Margins
Dec 31,
2004
+156%
+278%
Dec 31,
2007
%
Incr.
Dec 31,
2008
+17%
+36%
2008
  Direct employee costs were 68% and 70% of total operating expenses for 2007 and 2008
  Leveraging employee costs is key to improving operating profit margin; sales staff and engineering staff are direct revenue producing staffing, and we have been able to leverage non-direct-revenue-
 producing staff - key to improving profit margin
  For 2008 direct revenue-producing staffing increased 36% compared to 17% increase for non-direct revenue producing staff - key to continued organic revenue growth and leverage of costs
  For 2008 total revenue increased 25% while sales staff and admin/ops staff increased only 21% and
 17% respectively; service revenue increased 66% while engineering staff increased only 48%.
Long-Term Trend
%
Incr.
vs.
vs.

$259
$208
$156
$107
$71
$44
2003
2004
2005
2006
2007
2008

Summary
Revenue
(in millions)
  Long-term track record of industry-leading organic
 growth and executing on accretive acquisitions
  Industry-leading growth during the economic slowdown
 that is now over 15 months old
  Well positioned for the current economic recession on a
 relative basis:
 ➢ Focused on relatively higher growth areas of
 technology
 ➢ Strong balance sheet
 ➢ Executing a plan to take advantage of current
 market conditions
  Well positioned for the eventual rebound in economic
 activity